Exhibit 99.3

CONOCOPHILLIPS


                                   SUMMARY OF NET INCOME (LOSS) BY SEGMENT

                                                                    Millions of Dollars
                                  ------------------------------------------------------------------------------------
                                                   2003                                        2004
                                  ------------------------------------------  ----------------------------------------
                                  1st Qtr 2nd Qtr 3rd Qtr  4th Qtr      YTD   1st Qtr 2nd Qtr 3rd Qtr 4th Qtr     YTD
----------------------------------------------------------------------------  ----------------------------------------
Income (Loss) from Continuing Operations
  Before Accounting Changes
U.S. E&P                              678     517     546      491    2,232       635     671     701           2,007
International E&P                     447     560     421      500    1,928       622     683     719           2,024
----------------------------------------------------------------------------  ----------------------------------------
Total E&P                           1,125   1,077     967      991    4,160     1,257   1,354   1,420           4,031
----------------------------------------------------------------------------  ----------------------------------------

Midstream                              31      25      31       43      130        55      42      38             135
----------------------------------------------------------------------------  ----------------------------------------
U.S. R&M                              275     248     416      176    1,115       403     734     505           1,642
International R&M                     114      73      69       26      282        61      84     203             348
----------------------------------------------------------------------------  ----------------------------------------
Total R&M                             389     321     485      202    1,397       464     818     708           1,990
----------------------------------------------------------------------------  ----------------------------------------

Chemicals                             (23)     12       7       11        7        39      46      81             166

Emerging Businesses                   (34)    (23)    (18)     (24)     (99)      (22)    (29)    (27)            (78)

Corporate and Other                  (225)   (316)   (223)    (238)  (1,002)     (190)   (218)   (209)           (617)

----------------------------------------------------------------------------  ----------------------------------------
Consolidated                        1,263   1,096   1,249      985    4,593     1,603   2,013   2,011           5,627
============================================================================  ========================================

Cumulative Effect of Accounting Changes
U.S. E&P                              142       -       -        -      142         -       -       -               -
International E&P                       -       -       -        -        -         -       -       -               -
----------------------------------------------------------------------------  ----------------------------------------
Total E&P                             142       -       -        -      142         -       -       -               -
----------------------------------------------------------------------------  ----------------------------------------

Midstream                               -       -       -        -        -         -       -       -               -
----------------------------------------------------------------------------  ----------------------------------------

U.S. R&M                             (125)      -       -        -     (125)        -       -       -               -
International R&M                       -       -       -        -        -         -       -       -               -
----------------------------------------------------------------------------  ----------------------------------------

Total R&M                            (125)      -       -        -     (125)        -       -       -               -
----------------------------------------------------------------------------  ----------------------------------------

Chemicals                               -       -       -        -        -         -       -       -               -

Emerging Businesses                     -       -       -        -        -         -       -       -               -

Corporate and Other                  (112)      -       -        -     (112)        -       -       -               -

----------------------------------------------------------------------------  ----------------------------------------
Consolidated                          (95)      -       -        -      (95)        -       -       -               -
============================================================================  ========================================

Income (Loss) from Discontinued Operations
Corporate and Other                    53      91      57       36      237        13      62      (5)             70
============================================================================  ========================================
Net Income (Loss)
U.S. E&P                              820     517     546      491    2,374       635     671     701           2,007
International E&P                     447     560     421      500    1,928       622     683     719           2,024
----------------------------------------------------------------------------  ----------------------------------------

Total E&P                           1,267   1,077     967      991    4,302     1,257   1,354   1,420           4,031
----------------------------------------------------------------------------  ----------------------------------------

Midstream                              31      25      31       43      130        55      42      38             135
----------------------------------------------------------------------------  ----------------------------------------

U.S. R&M                              150     248     416      176      990       403     734     505           1,642
International R&M                     114      73      69       26      282        61      84     203             348
----------------------------------------------------------------------------  ----------------------------------------

Total R&M                             264     321     485      202    1,272       464     818     708           1,990
----------------------------------------------------------------------------  ----------------------------------------

Chemicals                             (23)     12       7       11        7        39      46      81             166

Emerging Businesses                   (34)    (23)    (18)     (24)     (99)      (22)    (29)    (27)            (78)

Corporate and Other                  (284)   (225)   (166)    (202)    (877)     (177)   (156)   (214)           (547)

----------------------------------------------------------------------------  ----------------------------------------

Consolidated                        1,221   1,187   1,306    1,021    4,735     1,616   2,075   2,006           5,697
============================================================================  ========================================

                                                                                                        Page 1 of 10

CONOCOPHILLIPS


                               INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES

                                                                   Millions of Dollars
                                  ------------------------------------------------------------------------------------
                                                   2003                                        2004
                                  ------------------------------------------  ----------------------------------------
                                  1st Qtr 2nd Qtr 3rd Qtr  4th Qtr      YTD   1st Qtr 2nd Qtr 3rd Qtr 4th Qtr     YTD
                                  ------------------------------------------  ----------------------------------------
Income from Continuing Operations
  Before Income Taxes
U.S. E&P                            1,050     803     853      757    3,463       987   1,049   1,057           3,093
International E&P                   1,260     967   1,029      941    4,197     1,410   1,360   1,654           4,424
----------------------------------------------------------------------------  ----------------------------------------

Total E&P                           2,310   1,770   1,882    1,698    7,660     2,397   2,409   2,711           7,517
----------------------------------------------------------------------------  ----------------------------------------

Midstream                              51      42      50       70      213        86      66      62             214
----------------------------------------------------------------------------  ----------------------------------------


U.S. R&M                              453     396     639      279    1,767       636   1,149     803           2,588
International R&M                     150      94      86       16      346        79     111     268             458
----------------------------------------------------------------------------  ----------------------------------------

Total R&M                             603     490     725      295    2,113       715   1,260   1,071           3,046
----------------------------------------------------------------------------  ----------------------------------------

Chemicals                             (44)     15      10       14       (5)       49      56      99             204

Emerging Businesses                   (51)    (34)    (29)     (36)    (150)      (34)    (42)    (44)           (120)

Corporate and Other                  (300)   (502)   (328)    (364)  (1,494)     (249)   (279)   (239)           (767)

----------------------------------------------------------------------------  ----------------------------------------

Consolidated                        2,569   1,781   2,310    1,677    8,337     2,964   3,470   3,660          10,094
============================================================================  ========================================

Income from Continuing Operations
  Effective Tax Rates
U.S. E&P                            35.4%   35.6%   36.0%    35.1%    35.5%     35.7%   36.0%   33.7%           35.1%
International E&P                   64.5%   42.1%   59.1%    46.9%    54.1%     55.9%   49.8%   56.5%           54.2%
----------------------------------------------------------------------------  ----------------------------------------

Total E&P                           51.3%   39.2%   48.6%    41.6%    45.7%     47.6%   43.8%   47.6%           46.4%
----------------------------------------------------------------------------  ----------------------------------------

Midstream                           39.2%   40.5%   38.0%    38.6%    39.0%     36.0%   36.4%   38.7%           36.9%
----------------------------------------------------------------------------  ----------------------------------------

U.S. R&M                            39.3%   37.4%   34.9%    36.9%    36.9%     36.6%   36.1%   37.1%           36.6%
International R&M                   24.0%   22.3%   19.8%   -62.5%    18.5%     22.8%   24.3%   24.3%           24.0%
----------------------------------------------------------------------------  ----------------------------------------

Total R&M                           35.5%   34.5%   33.1%    31.5%    33.9%     35.1%   35.1%   33.9%           34.7%
----------------------------------------------------------------------------  ----------------------------------------


Chemicals                           47.7%   20.0%   30.0%    21.4%   240.0%     20.4%   17.9%   18.2%           18.6%

Emerging Businesses                 33.3%   32.4%   37.9%    33.3%    34.0%     35.3%   31.0%   38.6%           35.0%

Corporate and Other                 25.0%   37.1%   32.0%    34.6%    32.9%     23.7%   21.9%   12.6%           19.6%

----------------------------------------------------------------------------  ----------------------------------------

Consolidated                        50.8%   38.5%   45.9%    41.3%    44.9%     45.9%   42.0%   45.1%           44.3%
============================================================================  ========================================





                                                                                                         Page 2 of 10

CONOCOPHILLIPS


                              CERTAIN ITEMS INCLUDED IN INCOME FROM CONTINUING OPERATIONS (AFTER-TAX)

                                                                   Millions of Dollars
                                  ------------------------------------------------------------------------------------
                                                   2003                                        2004
                                  ------------------------------------------  ----------------------------------------
                                  1st Qtr 2nd Qtr 3rd Qtr  4th Qtr      YTD   1st Qtr 2nd Qtr 3rd Qtr 4th Qtr     YTD
                                  ------------------------------------------  ----------------------------------------
U.S. E&P
Gain (loss) on asset sales              -      16      65        -       81         -       -       -               -
Property impairments                    -     (14)    (10)     (18)     (42)       (3)      -       -              (3)
Tax credit utilization                  -       -       -        -        -         -       -      22              22
Pending claims and settlements          -     (20)      -        -      (20)        -       -       -               -
----------------------------------------------------------------------------  ----------------------------------------
  Total                                 -     (18)     55      (18)      19        (3)      -      22              19
----------------------------------------------------------------------------  ----------------------------------------

International E&P
Gain (loss) on asset sales              -       -      33        -       33        56     (13)      -              43
Property impairments                  (12)    (32)      -      (18)     (62)        -       -      (1)             (1)
Canada tax law change                   -       -       -       95       95         -      31       -              31
Norway Removal Grant Act (1986) repeal* -      87       -        -       87         -       -       -               -
Bayu-Undan ownership realignment        -      51       -        -       51         -       -       -               -
Angola leasehold impairment             -       -       -       12       12         -       -       -               -
----------------------------------------------------------------------------  ----------------------------------------

  Total                               (12)    106      33       89      216        56      18      (1)             73
----------------------------------------------------------------------------  ----------------------------------------

Total E&P                             (12)     88      88       71      235        53      18      21              92
----------------------------------------------------------------------------  ----------------------------------------

Midstream
Property impairments                    -       -       -        -        -       (12)    (10)      -             (22)
----------------------------------------------------------------------------  ----------------------------------------
  Total                                 -       -       -        -        -       (12)    (10)      -             (22)
----------------------------------------------------------------------------  ----------------------------------------

U.S. R&M
Gain (loss) on asset sales              -       -       -        -        -         -       -       -               -
Property impairments                    -       -       -       (1)      (1)       (5)      -      (6)            (11)
Pending claims and settlements          -       -       -        -        -         -       -     (34)            (34)
----------------------------------------------------------------------------  ----------------------------------------
 Total                                 -       -       -       (1)      (1)       (5)      -     (40)            (45)
----------------------------------------------------------------------------  ----------------------------------------

International R&M
Gain (loss) on asset sales              -       -       -        -        -         -       -       -               -
Property impairments                    -       -       -        -        -         -       -       -               -
Other                                   -       -       -        -        -         -       -       -               -
----------------------------------------------------------------------------  ----------------------------------------

  Total                                 -       -       -        -        -         -       -       -               -
----------------------------------------------------------------------------  ----------------------------------------

Total R&M                               -       -       -       (1)      (1)       (5)      -     (40)            (45)
----------------------------------------------------------------------------  ----------------------------------------


Chemicals
                                        -       -       -        -        -         -       -       -               -
----------------------------------------------------------------------------  ----------------------------------------

  Total                                 -       -       -        -        -         -       -       -               -
----------------------------------------------------------------------------  ----------------------------------------

Emerging Businesses
                                        -       -       -        -        -         -       -       -               -
----------------------------------------------------------------------------  ----------------------------------------

  Total                                 -       -       -        -        -         -       -       -               -
----------------------------------------------------------------------------  ----------------------------------------

Corporate and Other
Insurance demutualization benefits     34       -       -        -       34         -       -       -               -
Property impairments                    -      (3)      -        -       (3)        -       -       -               -
Merger-related expenses               (27)   (115)    (41)     (40)    (223)      (14)      -       -             (14)
Premium on early debt retirement      (10)     (9)      -      (34)     (53)        -       -     (43)            (43)
Other                                   -       -       -        -        -         -       -       -               -
----------------------------------------------------------------------------  ----------------------------------------

  Total                                (3)   (127)    (41)     (74)    (245)      (14)      -     (43)            (57)
----------------------------------------------------------------------------  ----------------------------------------

Total Company                         (15)    (39)     47       (4)     (11)       22       8     (62)            (32)
======================================================================================================================

  * Net of $21 million of property impairments.


                                                                                                         Page 3 of 10

CONOCOPHILLIPS


                                                                  CASH FLOW INFORMATION

                                                                   Millions of Dollars
                                  ------------------------------------------------------------------------------------
                                                   2003                                        2004
                                  ------------------------------------------  ----------------------------------------
                                  1st Qtr 2nd Qtr 3rd Qtr  4th Qtr      YTD   1st Qtr 2nd Qtr 3rd Qtr 4th Qtr     YTD
                                  ------------------------------------------  ----------------------------------------
Cash Flows from Operating Activities
  Income from continuing operations 1,263   1,096   1,249      985    4,593     1,603   2,013   2,011           5,627
  DD&A and property impairments       887   1,003     876      971    3,737       949     932     950           2,831
  Dry hole costs and
        leasehold impairment           40s     54      75      131      300        87     105     150             342
  Accretion on discounted liabilities  33      35      39       38      145        36      41      49             126
  Deferred income taxes               243      10      80       68      401       360     310     328             998
  Undistributed equity earnings        18     (66)   (143)     132      (59)     (181)    (97)   (263)           (541)
  Net (gain) loss on asset
        dispositions                  (56)    (28)   (142)      15     (211)      (82)     (6)      6             (82)
  Other                                56     (94)    (88)    (202)    (328)       70      65     (30)            105
  Net working capital changes         636      16      51     (114)     589      (777) (1,101)  1,267            (611)
  Discontinued operations               -     120      61        8      189         8      14     (55)            (33)
----------------------------------------------------------------------------  ----------------------------------------
Net Cash Provided by
  Operating Activities              3,120   2,146   2,058    2,032    9,356     2,073   2,276   4,413           8,762
----------------------------------------------------------------------------  ----------------------------------------
Cash Flows from Investing Activities
  Capital expenditures
        and investments:
    E&P                            (1,012) (1,167) (1,109)  (1,220)  (4,508)   (1,210) (1,239) (1,248)         (3,697)
    Midstream                          (2)     (2)     (2)      (4)     (10)       (3)     (2)     (1)             (6)
    R&M                              (203)   (245)   (302)    (429)  (1,179)     (215)   (278)   (277)           (770)
    Chemicals                           -       -       -        -        -         -       -       -               -
    Emerging Businesses               (66)    (98)    (60)     (60)    (284)      (28)    (27)    (19)            (74)
    Corporate and Other               (25)    (45)    (47)     (71)    (188)      (25)    (38)    (49)           (112)
----------------------------------------------------------------------------  ----------------------------------------
      Total capital expenditures
        & invesments               (1,308) (1,557) (1,520)  (1,784)  (6,169)   (1,481) (1,584) (1,594)         (4,659)
  Acquisitions, net of
        cash acquired                   -       -       -        -        -         -       -       -               -
  Acquisitions - adoption of FIN 46   225       -       -        -      225         -       -      11              11
  Proceeds from asset dispositions    125     466     913    1,155    2,659       449     905      73           1,427
  Long-term advances to affiliates
    and other investments             (28)     (8)     38       21       23       (44)      9      30              (5)
  Discontinued operations             (26)     (5)    (28)    (177)    (236)       (1)     (1)      -              (2)
----------------------------------------------------------------------------  ----------------------------------------
Net Cash Used for Investing
        Activities                  (1,012) (1,104)   (597)    (785)  (3,498)   (1,077)   (671) (1,480)         (3,228)
----------------------------------------------------------------------------  ----------------------------------------
Cash Flows from Financing Activities
  Net issuance (repayment) of debt (1,569)   (709) (1,514)  (1,019)  (4,811)     (722) (1,361)   (221)         (2,304)
  Issuance of stock                    19      14      20       55      108       112      95      62             269
  Dividends                          (271)   (272)   (272)    (292)  (1,107)     (294)   (296)   (296)           (886)
  Other                                (8)     19      64       36      111        89      94     (66)            117
----------------------------------------------------------------------------  ----------------------------------------
Net Cash Provided by (Used for)
  Financing Activities             (1,829)   (948) (1,702)  (1,220)  (5,699)     (815) (1,468)   (521)         (2,804)
----------------------------------------------------------------------------  ----------------------------------------
Effect of Exchange Rate Changes        57      13     (26)     (20)      24       (12)      8      47              43
----------------------------------------------------------------------------  ----------------------------------------
Net Change in Cash
  and Cash Equivalents                336     107    (267)       7      183       169     145   2,459           2,773
Cash and cash equivalents
  at beginning of period              307     643     750      483      307       490     659     804             490
----------------------------------------------------------------------------  ----------------------------------------
Cash and Cash Equivalents
  at End of Period                    643     750     483      490      490       659     804   3,263           3,263
============================================================================  ========================================


                                                                                                         Page 4 of 10


CONOCOPHILLIPS



                                                                          TOTAL E&P

                                                   2003                                        2004
                                  ------------------------------------------  ----------------------------------------
                                  1st Qtr 2nd Qtr 3rd Qtr  4th Qtr      YTD   1st Qtr 2nd Qtr 3rd Qtr 4th Qtr     YTD
                                  ------------------------------------------  ----------------------------------------
E&P Net Income ($ Millions)         1,267   1,077     967      991    4,302     1,257   1,354   1,420           4,031
============================================================================  ========================================
Production
Total, Including Equity Affiliates
  and Canadian Syncrude (MBOE/D)    1,626   1,641   1,561    1,611    1,609     1,611   1,563   1,484           1,553
----------------------------------------------------------------------------  ----------------------------------------
Crude Oil and Condensate (MB/D)
  Consolidated                        880     850     793      806      832       828     809     733             790
  Equity affiliates                    55     117     120      116      102       113     104     111             109
----------------------------------------------------------------------------  ----------------------------------------
    Total                             935     967     913      922      934       941     913     844             899
============================================================================  ========================================
Sales of crude oil produced (MB/D)    911     996     917      921      936       928     888     873             896
----------------------------------------------------------------------------  ----------------------------------------
Natural Gas Liquids (MB/D)             71      72      62       72       69        76      79      87              81
----------------------------------------------------------------------------------------------------------------------
Natural Gas (MMCF/D)
  Consolidated                      3,605   3,485   3,373    3,581    3,510     3,415   3,299   3,179           3,298
  Equity affiliates                    12      11      11       12       12         9       4       4               5
----------------------------------------------------------------------------  ----------------------------------------
    Total                           3,617   3,496   3,384    3,593    3,522     3,424   3,303   3,183           3,303
============================================================================  ========================================
Canadian Syncrude (MB/D)               17      19      22       18       19        23      20      22              22
----------------------------------------------------------------------------  ----------------------------------------
Industry Prices (Platt's)
Crude Oil ($/bbl)
  WTI spot                          34.06   29.02   30.18    31.17    31.11     35.23   38.31   43.86           39.13
  Brent dated                       31.51   26.03   28.41    29.42    28.84     31.95   35.36   41.54           36.28
Natural Gas--Henry Hub
        1st of month ($/mcf)         6.58    5.40    4.97     4.60     5.39      5.69    6.00    5.75            5.81
----------------------------------------------------------------------------  ----------------------------------------
Average Realized Prices
Crude Oil and Condensate ($/bbl)
  Consolidated                      31.27   26.33   28.15    28.43    28.54     32.08   35.32   40.41           35.90
  Equity affiliates                 20.97   16.85   19.90    17.86    18.58     18.68   25.00   25.86           22.93
  Total                             30.73   25.19   27.00    27.24    27.47     30.35   34.11   38.77           34.34
----------------------------------------------------------------------------  ----------------------------------------
Natural Gas Liquids ($/bbl)         24.65   19.73   20.10    23.36    21.95     25.43   26.71   30.73           27.94
----------------------------------------------------------------------------  ----------------------------------------
Natural Gas ($/mcf)*
  Consolidated                       4.50    3.99    3.84     3.99     4.08      4.41    4.43    4.48            4.44
  Equity affiliates                  4.82    4.89    4.12     3.96     4.44      3.91    0.31    0.31            2.59
  Total                              4.50    3.99    3.84     3.99     4.08      4.41    4.43    4.48            4.44
----------------------------------------------------------------------------  ----------------------------------------
 * Certain amounts in 2003 and first two quarters of 2004 restated to conform to current period presentation.
Exploration Charges ($ Millions)
  Dry Holes                            20      30      39       78      167        67      42      82             191
  Lease Impairments                    20      24      36       53      133        20      63      68             151
----------------------------------------------------------------------------  ----------------------------------------
    Total Non-Cash Charges             40      54      75      131      300        87     105     150             342
  Other (G&G and Lease Rentals)        76      88      57       80      301        56      58      55             169
----------------------------------------------------------------------------  ----------------------------------------
Total Exploration Charges             116     142     132      211      601       143     163     205             511
============================================================================  ========================================
Depreciation, Depletion and
  Amortization ($ Millions)           662     652     653      695    2,662       704     720     711           2,135
----------------------------------------------------------------------------  ----------------------------------------

                                                                                                         Page 5 of 10


CONOCOPHILLIPS

                                                                          U.S. E&P

                                                   2003                                        2004
                                  ------------------------------------------  ----------------------------------------
                                  1st Qtr 2nd Qtr 3rd Qtr  4th Qtr      YTD   1st Qtr 2nd Qtr 3rd Qtr 4th Qtr     YTD
                                  ------------------------------------------  ----------------------------------------

U.S. E&P Net Income ($ Millions)      820     517     546      491    2,374       635     671     701           2,007
============================================================================  ========================================

 Alaska ($ Millions)                  508     302     302      333    1,445       403     397     451           1,251
----------------------------------------------------------------------------  ----------------------------------------

 Lower 48 ($ Millions)                312     215     244      158      929       232     274     250             756
----------------------------------------------------------------------------  ----------------------------------------

Production
Total U.S. (MBOE/D)                   700     683     651      664      674       659     637     579             624
----------------------------------------------------------------------------  ----------------------------------------

Crude Oil and Condensate (MB/D)
  Alaska                              337     331     314      318      325       320     307     253             293
  Lower 48                             60      57      51       50       54        53      52      50              51
----------------------------------------------------------------------------  ----------------------------------------

    Total                             397     388     365      368      379       373     359     303             344
============================================================================  ========================================

Sales of crude oil produced (MB/D)    391     389     369      372      380       373     354     312             346
----------------------------------------------------------------------------  ----------------------------------------


Natural Gas Liquids (MB/D)*
  Alaska                               26      23      19       24       23        26      23      19              23
  Lower 48                             22      26      25       27       25        24      26      26              25
----------------------------------------------------------------------------  ----------------------------------------

    Total                              48      49      44       51       48        50      49      45              48
============================================================================  ========================================

 *Includes reinjection volumes sold
        lease-to-lease:                15      14      13       16       15        16      15      10              14
----------------------------------------------------------------------------  ----------------------------------------

Natural Gas (MMCF/D)
  Alaska                              189     162     180      205      184       185     147     164             166
  Lower 48                          1,338   1,311   1,271    1,264    1,295     1,233   1,226   1,220           1,226
----------------------------------------------------------------------------  ----------------------------------------

    Total                           1,527   1,473   1,451    1,469    1,479     1,418   1,373   1,384           1,392
============================================================================  ========================================


Average Realized Prices
Crude Oil and Condensate ($/bbl)
  Alaska
    North Slope                     25.95   21.70   22.82    23.17    23.41     28.00   31.69   35.66           31.54
----------------------------------------------------------------------------  ----------------------------------------

    West Coast                      31.47   27.19   28.31    28.51    28.87     32.93   36.53   40.48           36.41
----------------------------------------------------------------------------  ----------------------------------------

  Lower 48                          31.48   27.34   27.94    28.02    28.76     31.86   34.39   39.56           35.21
----------------------------------------------------------------------------  ----------------------------------------

  Total U.S.                        31.47   27.21   28.26    28.45    28.85     32.78   36.22   40.33           36.23
----------------------------------------------------------------------------  ----------------------------------------


Natural Gas Liquids ($/bbl)
  Alaska                            31.32   27.24   28.42    28.82    29.04     32.93   36.38   40.52           36.45
----------------------------------------------------------------------------  ----------------------------------------

  Lower 48                          22.13   17.77   19.71    20.81    20.02     24.19   25.82   29.40           26.55
----------------------------------------------------------------------------  ----------------------------------------

  Total U.S.                        24.96   20.25   21.31    22.85    22.30     26.80   28.38   32.22           29.18
----------------------------------------------------------------------------  ----------------------------------------


Natural Gas ($/mcf)*
  Alaska                             1.97    1.88    1.33     1.88     1.76      2.54    2.31    2.22            2.38
----------------------------------------------------------------------------  ----------------------------------------

  Lower 48                           5.53    4.77    4.61     4.32     4.81      5.00    5.49    5.29            5.26
----------------------------------------------------------------------------  ----------------------------------------

  Total U.S.                         5.40    4.63    4.45     4.18     4.67      4.88    5.35    5.19            5.14
----------------------------------------------------------------------------  ----------------------------------------

 * Certain amounts in 2003 and first two quarters of 2004 restated to conform to current period presentation.
Kenai, Alaska LNG Sales
  Volume (MMCF/D)                     130      91     121      140      121       118      82     115             105
----------------------------------------------------------------------------  ----------------------------------------

  Sales price per MCF                4.38    4.56    4.46     4.44     4.45      4.51    4.80    5.06            4.78
----------------------------------------------------------------------------  ----------------------------------------


U.S. Exploration Charges ($ Millions)
  Dry Holes                            16       3       9       48       76        32      32      (5)             59
  Lease Impairments                    13      12      10       12       47        11      11      10              32
----------------------------------------------------------------------------  ----------------------------------------

    Total Non-Cash Charges             29      15      19       60      123        43      43       5              91
  Other (G&G and Lease Rentals)        28      22      23        8       81        15      19      15              49
----------------------------------------------------------------------------  ----------------------------------------

Total U.S. Exploration Charges         57      37      42       68      204        58      62      20             140
============================================================================  ========================================

Alaska Only                            25      10      11        9       55        17      43       7              67
----------------------------------------------------------------------------  ----------------------------------------

Depreciation, Depletion and
  Amortization ($ Millions)
    Alaska                            124     135     130      127      516       119     125     122             366
    Lower 48                          151     150     156      134      591       146     145     157             448
----------------------------------------------------------------------------  ----------------------------------------

      Total U.S.                      275     285     286      261    1,107       265     270     279             814
============================================================================  ========================================

                                                                                                         Page 6 of 10


CONOCOPHILLIPS



                                                                   INTERNATIONAL E&P

                                                   2003                                        2004
                                  ------------------------------------------  ----------------------------------------
                                  1st Qtr 2nd Qtr 3rd Qtr  4th Qtr      YTD   1st Qtr 2nd Qtr 3rd Qtr 4th Qtr     YTD
                                  ------------------------------------------  ----------------------------------------
International E&P
  Net Income ($ Millions)             447     560     421      500    1,928       622     683     719           2,024
============================================================================  ========================================

Production
Total, Including Equity Affiliates
  and Canadian Syncrude (MBOE/D)      926     958     910      947      935       952     926     905             929
----------------------------------------------------------------------------  ----------------------------------------

Crude Oil and Condensate (MB/D)
  Consolidated
    Norway                            226     214     207      205      213       215     212     189             205
    United Kingdom                     87      82      67       72       77        67      64      59              64
    Canada                             33      31      29       28       30        27      25      24              25
    China                              23      27      25       28       26        32      28      25              28
    Indonesia                          21      17      16       10       16        15      14      14              15
    Vietnam                            16      15      11       22       16        31      31      35              32
    Timor Sea                           3       3       3        3        3         5      15      29              17
    Other                              74      73      70       70       72        63      61      55              60
  Equity affiliates                    55     117     120      116      102       113     104     111             109
----------------------------------------------------------------------------  ----------------------------------------

  Total                               538     579     548      554      555       568     554     541             555
============================================================================  ========================================

Sales of crude oil produced (MB/D)    520     607     548      549      556       555     534     561             550
----------------------------------------------------------------------------  ----------------------------------------


Natural Gas Liquids (MB/D)
  Norway                                8       7       7        8        7         9       8       8               8
  Canada                               11      11       9       10       10        10      10      10              11
  Other                                 4       5       2        3        4         7      12      24              14
----------------------------------------------------------------------------  ----------------------------------------

  Total                                23      23      18       21       21        26      30      42              33
============================================================================  ========================================


Natural Gas (MMCF/D)
  Consolidated
    Norway                            305     273     216      307      275       319     303     274             299
    United Kingdom                  1,002     952     853      954      940       879     821     720             807
    Canada                            436     424     448      431      435       428     437     425             430
    Timor Sea                          61      61      61       56       60        40      32      35              35
    Indonesia                         224     246     275      275      255       248     237     248             244
    Vietnam                             -       -       -       12        3        17      15      15              16
    Other                              50      56      69       77       63        66      81      78              75
  Equity affiliates                    12      11      11       12       12         9       4       4               5
----------------------------------------------------------------------------  ----------------------------------------

    Total                           2,090   2,023   1,933    2,124    2,043     2,006   1,930   1,799           1,911
============================================================================  ========================================

Canadian Syncrude (MB/D)               17      19      22       18       19        23      20      22              22
----------------------------------------------------------------------------  ----------------------------------------


Average Realized Prices
Crude Oil and Condensate ($/bbl)
  Consolidated
    Norway                          32.72   26.28   29.08    29.08    29.24     32.13   34.72   40.70           36.03
    United Kingdom                  30.11   24.34   28.32    28.29    27.70     31.27   34.19   39.57           34.86
    Canada                          28.40   23.61   24.15    23.71    25.06     28.95   30.58   36.16           31.81
    China                           28.87   26.51   26.38    28.56    27.55     29.91   33.02   37.99           33.40
    Indonesia                       29.35   24.54   26.32    26.52    26.88     32.21   36.20   42.71           37.05
    Vietnam                         30.26   27.54   27.12    30.88    29.21     31.76   36.42   41.36           36.70
    Timor Sea                       32.43   27.38   28.25    29.75    29.37     35.49   37.32   46.65           42.37
    Other                           30.16   25.44   27.42    27.94    27.68     30.89   34.87   39.54           35.06
  Equity affiliates                 20.97   16.85   19.90    17.86    18.58     18.68   25.00   25.86           22.93
  Total                             30.17   23.90   26.15    26.42    26.53     28.71   32.72   37.90           33.15
----------------------------------------------------------------------------  ----------------------------------------

Natural Gas Liquids ($/bbl)
  Norway                            21.85   18.13   18.50    22.96    20.27     24.34   24.22   27.79           25.63
  Canada                            26.11   20.78   23.55    25.27    23.93     26.38   28.58   31.15           28.69
  Other                             23.40   16.73   14.18    25.13    16.48     18.43   21.24   29.50           25.65
  Total                             24.22   18.96   18.23    24.35    21.39     23.53   24.69   29.53           26.61
----------------------------------------------------------------------------  ----------------------------------------

Natural Gas ($/mcf)
  Consolidated
    Norway                           3.66    3.86    4.21     4.09     3.94      4.37    3.99    4.12            4.16
    United Kingdom*                  3.52    3.33    2.98     4.13     3.50      4.04    3.47    3.79            3.77
    Canada                           5.42    4.34    4.17     4.02     4.48      4.88    5.01    4.64            4.85
    Timor Sea                        0.43    0.42    0.45     0.42     0.43      0.43    0.45    0.46            0.45
    Indonesia                        4.66    4.16    4.35     4.21     4.33      4.38    4.28    5.02            4.56
    Vietnam                             -       -       -     1.04     1.04      1.10    0.99    1.01            1.03
    Other                            0.54    0.54    0.54     0.68     0.58      0.66    0.59    0.62            0.62
  Equity affiliates                  4.82    4.89    4.12     3.96     4.44      3.91    0.31    0.31            2.59
  Total*                             3.90    3.56    3.42     3.87     3.69      4.11    3.81    3.98            3.97
----------------------------------------------------------------------------  ----------------------------------------

 * 2003 and first two quarters of 2004 restated to conform to current period presentation.
International Exploration Charges ($ Millions)
  Dry Holes                             4      27      30       30       91        35      10      87             132
  Lease Impairments                     7      12      26       41       86         9      52      58             119
----------------------------------------------------------------------------  ----------------------------------------

    Total Non-Cash Charges             11      39      56       71      177        44      62     145             251
  Other (G&G and Lease Rentals)        48      66      34       72      220        41      39      40             120
----------------------------------------------------------------------------  ----------------------------------------

Total International
        Exploration Charges            59     105      90      143      397        85     101     185             371
============================================================================  ========================================

Depreciation, Depletion and
  Amortization ($ Millions)           387     367     367      434    1,555       439     450     432           1,321
----------------------------------------------------------------------------  ----------------------------------------


                                                                                                         Page 7 of 10

CONOCOPHILLIPS


                                                                            R&M
                                                   2003                                        2004
                                  ------------------------------------------  ----------------------------------------
                                  1st Qtr 2nd Qtr 3rd Qtr  4th Qtr      YTD   1st Qtr 2nd Qtr 3rd Qtr 4th Qtr     YTD
                                  ------------------------------------------  ----------------------------------------
R&M Net Income ($ Millions)           264     321     485      202    1,272       464     818     708           1,990
============================================================================  ========================================

 United States ($ Millions)           150     248     416      176      990       403     734     505           1,642
----------------------------------------------------------------------------  ----------------------------------------
 International ($ Millions)           114      73      69       26      282        61      84     203             348
----------------------------------------------------------------------------  ----------------------------------------

Market Indicators
U.S. East Coast Crack Spread ($/bbl) 6.16    3.46    6.37     4.98     5.24      6.87    9.14    7.00            7.67
U.S. Gulf Coast Crack Spread ($/bbl) 5.64    3.65    5.38     3.72     4.60      6.36    9.17    6.33            7.29
U.S. Group Central Crack
        Spread ($/bbl)               6.12    6.96    8.32     5.34     6.69      6.91   11.65    8.09            8.88
U.S. West Coast Crack
        Spread ($/bbl)              12.79   11.39   14.00    11.44    12.41     16.10   24.13   17.92           19.38
U.S. Weighted 3:2:1 Crack
        Spread ($/bbl)               6.99    5.86    7.84     5.67     6.59      8.39   12.60    9.10           10.03
NW Europe Crack Spread ($/bbl)       5.68    3.17    3.11     3.20     3.79      2.56    5.13    3.90            3.86
Singapore 3:2:1Crack Spread ($/bbl)  8.16    4.65    5.64     7.12     6.39     10.33    9.48   13.11           10.97
U.S. Wholesale Gasoline Mktg
         Mrgn ($/bbl)                1.53    2.36    2.15     1.45     1.87      0.69    1.83    1.50            1.34
----------------------------------------------------------------------------  ----------------------------------------

Realized Margins
Refining Margin ($/bbl)
  U.S.                               6.46    5.34    6.39     5.56     5.93      7.12    9.88    8.84            8.62
  International                      6.00    3.67    4.38     3.61     4.44      5.51    7.24    9.01            7.37
----------------------------------------------------------------------------  ----------------------------------------

Marketing Margin ($/bbl)
  U.S.                               1.86    2.62    2.17     1.75     2.10      1.08    1.49    1.15            1.24
  International                      7.09    9.06    7.82     6.41     7.59      6.50    8.20    7.69            7.49
----------------------------------------------------------------------------  ----------------------------------------


Depreciation, Depletion and
  Amortization ($ Millions)           167     174     174      174      689       186     172     202             560
----------------------------------------------------------------------------  ----------------------------------------


Turnaround Expense ($ Millions)        60      38      19       63      180        59      78      57             194
----------------------------------------------------------------------------  ----------------------------------------


Eastern U.S.
Crude Oil Charge Input (MB/D)         415     435     428      421      425       413     375     368             385
Total Charge Input (MB/D)             466     488     468      442      466       440     421     415             425
Crude Oil Capacity Utilization (%)    97%    101%    100%      98%      99%       96%     87%     87%             90%
Clean Product Yield (%)               88%     84%     86%      88%      86%       87%     84%     87%             86%
----------------------------------------------------------------------------  ----------------------------------------


U.S. Gulf Coast
Crude Oil Charge Input (MB/D)         668     702     708      680      690       699     709     617             675
Total Charge Input (MB/D)             771     797     803      782      788       774     789     717             761
Crude Oil Capacity Utilization (%)    93%     98%     99%      95%      96%       97%     99%     88%             95%
Clean Product Yield (%)               82%     78%     80%      78%      79%       79%     75%     78%             77%
----------------------------------------------------------------------------  ----------------------------------------

Central U.S.
Crude Oil Charge Input (MB/D)         573     632     556      584      586       601     638     634             625
Total Charge Input (MB/D)             601     654     584      614      613       636     673     669             659
Crude Oil Capacity Utilization (%)    91%    101%     88%      93%      93%       96%    102%     99%             99%
Clean Product Yield (%)               84%     82%     81%      86%      83%       83%     83%     85%             84%
----------------------------------------------------------------------------  ----------------------------------------

Western U.S.
Crude Oil Charge Input (MB/D)         352     359     391      389      373       392     397     392             393
Total Charge Input (MB/D)             365     374     408      410      390       409     419     409             412
Crude Oil Capacity Utilization (%)    90%     91%    100%      99%      95%      100%    101%     99%            100%
Clean Product Yield (%)               82%     81%     83%      83%      82%       81%     81%     82%             81%
----------------------------------------------------------------------------  ----------------------------------------

TOTAL UNITED STATES
Crude Oil Charge Input (MB/D)       2,008   2,128   2,083    2,074    2,074     2,105   2,119   2,011           2,078
Total Charge Input (MB/D)           2,203   2,313   2,263    2,248    2,257     2,259   2,302   2,210           2,257
Crude Oil Capacity Utilization (%)    93%     98%     96%      96%      96%       97%     98%     93%             96%
Clean Product Yield (%)               84%     81%     82%      83%      82%       82%     80%     82%             82%
----------------------------------------------------------------------------  ----------------------------------------

Refined Products Production (MB/D)
Gasoline                            1,060   1,077   1,070    1,061    1,067     1,059   1,043   1,060           1,054
Distillates                           590     615     591      591      597       604     591     574             590
Aviation Fuel                         190     173     200      195      189       167     177     164             170
Other                                 414     492     461      423      448       415     489     400             434
----------------------------------------------------------------------------  ----------------------------------------

  Total                             2,254   2,357   2,322    2,270    2,301     2,245   2,300   2,198           2,248
============================================================================  ========================================

Petroleum Products Sales (MB/D)
Gasoline                            1,331   1,381   1,398    1,365    1,369     1,315   1,328   1,366           1,337
Distillates                           600     590     580      530      575       570     538     544             551
Aviation Fuel                         164     164     197      193      180       178     191     200             190
Other                                 509     493     497      474      492       517     573     553             548
----------------------------------------------------------------------------  ----------------------------------------

  Total                             2,604   2,628   2,672    2,562    2,616     2,580   2,630   2,663           2,626
============================================================================  ========================================

                                                                                                         Page 8 of 10


CONOCOPHILLIPS



                                                                        R&M (continued)

                                                   2003                                        2004
                                  ------------------------------------------  ----------------------------------------
                                  1st Qtr 2nd Qtr 3rd Qtr  4th Qtr      YTD   1st Qtr 2nd Qtr 3rd Qtr 4th Qtr     YTD
                                  ------------------------------------------  ----------------------------------------
International - Consolidated - United Kingdom and Ireland
Crude Oil Charge Input (MB/D)**       299     280     288      269      283       289     197     291             259
Total Charge Input (MB/D)             301     286     296      280      291       299     216     300             272
Crude Oil Capacity Utilization (%)**  98%     92%     94%      88%      93%       94%     64%    100%             85%
Clean Product Yield (%)               84%     83%     84%      84%      84%       84%     81%     83%             83%
----------------------------------------------------------------------------  ----------------------------------------

International - Equity Affiliates - Net Share*
Crude Oil Charge Input (MB/D)         134     132     129      128      131       120     112     134             122
Total Charge Input (MB/D)             137     135     134      131      134       121     113     138             124
Crude Oil Capacity Utilization (%)    98%     97%     95%      94%      96%       87%     81%     99%             89%
Clean Product Yield (%)               82%     83%     81%      82%      82%       82%     83%     81%             82%
----------------------------------------------------------------------------  ----------------------------------------

TOTAL INTERNATIONAL
Crude Oil Charge Input (MB/D)**       433     412     417      397      414       409     309     425             381
Total Charge Input (MB/D)             438     421     430      411      425       420     329     438             396
Crude Oil Capacity Utilization (%)**  98%     93%     94%      90%      94%       92%     69%     99%             86%
Clean Product Yield (%)               83%     83%     83%      84%      83%       84%     82%     82%             83%
----------------------------------------------------------------------------  ----------------------------------------

Refined Products Production (MB/D)
Gasoline                              142     132     139      125      134       124     109     138             124
Distillates                           183     177     185      154      175       181     136     190             169
Aviation Fuel                          24      15      19       21       20        24      16      22              20
Other                                  87      83      70       95       83        81      57      89              76
----------------------------------------------------------------------------  ----------------------------------------

  Total                               436     407     413      395      412       410     318     439             389
============================================================================  ========================================


Petroleum Products Sales (MB/D)
Gasoline                              202     190     181      171      186       185     180     173             179
Distillates                           181     199     192      172      186       228     184     207             206
Aviation Fuel                           5       7      14        7        8         6       9      10               8
Other                                  40      52      54       53       50        82      67      82              77
----------------------------------------------------------------------------  ----------------------------------------

  Total                               428     448     441      403      430       501     440     472             470
============================================================================  ========================================


Worldwide - Including Net Share of Equity Affiliates
Crude Oil Charge Input (MB/D)**     2,441   2,540   2,500    2,471    2,488     2,514   2,428   2,436           2,459
Total Charge Input (MB/D)           2,641   2,734   2,693    2,659    2,682     2,679   2,631   2,648           2,653
Crude Oil Capacity Utilization (%)**  94%     97%     96%      95%      95%       96%     93%     94%             94%
Clean Product Yield (%)               84%     81%     82%      83%      83%       82%     80%     82%             82%
----------------------------------------------------------------------------  ----------------------------------------

Refined Products Production (MB/D)
Gasoline                            1,202   1,209   1,209    1,186    1,201     1,183   1,152   1,198           1,178
Distillates                           773     792     776      745      772       785     727     764             759
Aviation Fuel                         214     188     219      216      209       191     193     186             190
Other                                 501     575     531      518      531       496     546     489             510
----------------------------------------------------------------------------  ----------------------------------------

  Total                             2,690   2,764   2,735    2,665    2,713     2,655   2,618   2,637           2,637
============================================================================  ========================================

Petroleum Products Sales (MB/D)
Gasoline                            1,533   1,571   1,579    1,536    1,555     1,500   1,508   1,539           1,516
Distillates                           781     789     772      702      761       798     722     751             757
Aviation Fuel                         169     171     211      200      188       184     200     210             198
Other                                 549     545     551      527      542       599     640     635             625
----------------------------------------------------------------------------  ----------------------------------------

  Total                             3,032   3,076   3,113    2,965    3,046     3,081   3,070   3,135           3,096
============================================================================  ========================================

 * Represents 18.75 percent interest in a refinery complex at Karlsruhe, Germany;  16.33 percent interest in two refineries in Kralupy and Litvinov, Czech Republic;
   and 47 percent interest in a refinery at Melaka, Malaysia.
** 2003 and first two quarters of 2004 restated to conform to current period presentation.

                                                                                                         Page 9 of 10


CONOCOPHILLIPS



                                                                          MIDSTREAM

                                                   2003                                        2004
                                  ------------------------------------------  ----------------------------------------
                                  1st Qtr 2nd Qtr 3rd Qtr  4th Qtr      YTD   1st Qtr 2nd Qtr 3rd Qtr 4th Qtr     YTD
                                  ------------------------------------------  ----------------------------------------
Midstream Net Income ($ Millions)      31      25      31       43      130        55      42      38             135
============================================================================  ========================================

U.S. Equity Affiliate ($ Millions)*    13      23      18       18       72        33      33      26              92
----------------------------------------------------------------------------  ----------------------------------------
Natural Gas Liquids Extracted (MB/D)
Consolidated
  United States                        51      53      50       54       52        54      24      28              35
  International                        47      35      47       50       45        47      33      49              43
Equity Affiliates
  United States*                      114     110     111      110      111       109     112     111             111
  International**                       7       7       7        6        7         6       5       6               6
----------------------------------------------------------------------------  ----------------------------------------
Total                                 219     205     215      220      215       216     174     194             195
============================================================================  ========================================
 * Represents 30.3 percent interest in Duke Energy Field Services, LLC (DEFS).
 ** 2003 and first two quarters of 2004 restated to conform to current period presentation.

Natural Gas Liquids Fractionated (MB/D)
United States*                        168     158     172      168      167       158     144     145             149
International                          59      49      60       62       57        63      43      62              56
----------------------------------------------------------------------------  ----------------------------------------
Total                                 227     207     232      230      224       221     187     207             205
============================================================================  ========================================

 * Excludes DEFS.

Product Prices
Weighted Average NGL ($/bbl)*
  Consolidated                      25.59   20.99   20.94    23.14    22.67     25.68   26.42   31.03           27.71
  DEFS                              24.53   20.53   20.67    22.76    22.12     24.81   25.61   30.27           26.90
----------------------------------------------------------------------------  ----------------------------------------

* Prices are based on index prices from the Mont Belvieu and Conway market hubs that are weighted by natural gas liquids component and location mix.

Depreciation, Depletion and
  Amortization ($ Millions)            14      14      13       13       54        13       9      11              33
----------------------------------------------------------------------------  ----------------------------------------

                                                                 EMERGING BUSINESSES

                                                   2003                                        2004
                                  ------------------------------------------  ----------------------------------------
                                  1st Qtr 2nd Qtr 3rd Qtr  4th Qtr      YTD   1st Qtr 2nd Qtr 3rd Qtr 4th Qtr     YTD
                                  ------------------------------------------  ----------------------------------------
Emerging Businesses
  Net Income (Loss) ($ Millions)      (34)    (23)    (18)     (24)     (99)      (22)    (29)    (27)            (78)
============================================================================  ========================================

Detail of Net Income (Loss) ($ Millions)
Technology Solutions                   (5)     (6)     (5)      (4)     (20)       (4)     (4)     (3)            (11)
Gas-to-Liquids                        (20)    (13)     (7)     (10)     (50)       (9)     (7)     (9)            (25)
Power                                   1      (1)     (3)      (2)      (5)       (4)    (16)     (8)            (28)
Other                                 (10)     (3)     (3)      (8)     (24)       (5)     (2)     (7)            (14)
----------------------------------------------------------------------------  ----------------------------------------
Total                                 (34)    (23)    (18)     (24)     (99)      (22)    (29)    (27)            (78)
============================================================================  ========================================


                                                                  CORPORATE AND OTHER

                                                   2003                                        2004
                                  ------------------------------------------  ----------------------------------------
                                  1st Qtr 2nd Qtr 3rd Qtr  4th Qtr      YTD   1st Qtr 2nd Qtr 3rd Qtr 4th Qtr     YTD
                                  ------------------------------------------  ----------------------------------------

Corporate and Other
  Net Income (Loss) ($ Millions)     (284)   (225)   (166)    (202)    (877)     (177)   (156)   (214)           (547)
============================================================================  ========================================

Detail of Net Income (Loss) ($ Millions)
Net interest expense                 (190)   (145)   (134)    (163)    (632)     (104)   (119)   (120)           (343)
Corporate overhead                    (30)    (43)    (33)     (67)    (173)      (55)    (54)    (51)           (160)
Discontinued operations                53      91      57       36      237        13      62      (5)             70
Merger-related costs                  (27)   (115)    (41)     (40)    (223)      (14)      -       -             (14)
Accounting change                    (112)      -       -        -     (112)        -       -       -               -
Other                                  22     (13)    (15)      32       26       (17)    (45)    (38)           (100)
----------------------------------------------------------------------------  ----------------------------------------

Total                                (284)   (225)   (166)    (202)    (877)     (177)   (156)   (214)           (547)
============================================================================  ========================================


Before-Tax Net Interest Expense ($ Millions)
Interest and financing expense       (339)   (306)   (314)    (287)  (1,246)     (279)   (283)   (227)           (789)
Capitalized interest                   73      78      98       77      326       115     104     121             340
Interest revenue                       29      31      27       17      104        34      31      16              81
Premium on early debt retirement      (12)    (11)      -      (45)     (68)        -       -     (58)            (58)
----------------------------------------------------------------------------  ----------------------------------------

                                     (249)   (208)   (189)    (238)    (884)     (130)   (148)   (148)           (426)
============================================================================  ========================================


Debt
Total Debt ($ Millions)            21,007  20,254  18,739   17,780   17,780    17,109  15,619  15,486          15,486
Debt-to-Capital Ratio                 40%     38%     36%      34%      34%       32%     29%     28%             28%
----------------------------------------------------------------------------  ----------------------------------------

                                                                                                        Page 10 of 10
